                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): FEBRUARY 17, 1998


            GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1994-A
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         MINNESOTA                    33-51935                41-1775853
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS employer
      of incorporation)             file numbers)         identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip code)



      Registrant's telephone number, including area code: (612) 293-3400
                                                           ---------------


                                NOT APPLICABLE
  --------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

     ITEM 5.  OTHER EVENTS.
              ------------


              Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on February 17, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.



     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

                (c)  Exhibits.

                     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                     Exhibit No.    Description
                     -----------    -----------

                        99.1        Monthly Report delivered to
                                    Certificateholders on
                                    February 17, 1998

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 17, 1998



                                 SECUTIZED NET INTEREST MARGIN
                                 TRUST 1994-A


                                 By  GREEN TREE FINANCIAL CORPORATION
                                 as Servicer with respect to the Trust


                                 By: /s/ Phyllis A. Knight
                                     ----------------------------------
                                     PHYLLIS A. KNIGHT
                                     Senior Vice President and Treasurer

                             INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                       PAGE
------                                                       ----

 99.1      Monthly Report delivered to Certificateholders      5
           on February 17, 1998.